UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 2, 2025
Date of Report (Date of earliest event reported)
(Exact name of registrant as specified in its charter)

Delaware	001-38312	77-0142404
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
675 Creekside Way
Campbell, CA 95008
(Address of principal executive offices including zip code)
(408) 727-1885
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, PAR VALUE $.001 PER SHARE	EGHT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
On and effective as of June 2, 2025, the Audit Committee (the “Committee”) of the Board of Directors of 8x8, Inc. (the “Company”) dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm and appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, effective the same date.
The audit reports of Moss Adams on the Company’s financial statements as of and for the years ended March 31, 2025 (“fiscal 2025”) and March 31, 2024 (“fiscal 2024”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During fiscal 2025 and fiscal 2024 and the subsequent interim period through the date of Moss Adams’ dismissal, there were no “disagreements,” as described in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Moss Adams, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Moss Adams’ satisfaction, would have caused Moss Adams to make reference in connection with its opinion to the subject matter of the disagreement.

During fiscal 2025 and fiscal 2024 and the subsequent interim period through the date of Moss Adams’ dismissal, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Moss Adams with a copy of this Current Report on Form 8-K and requested that Moss Adams furnish a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements contained herein and, if not, stating the respects in which it does not agree. A copy of Moss Adams’ letter, dated as of June 5, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During fiscal 2025 and fiscal 2024 and the subsequent interim period through the date of Moss Adams’ dismissal, neither the Company, nor anyone on its behalf, has consulted Grant Thornton regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description
16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission dated June 5, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 5, 2025

8x8, Inc.

By: /s/ KEVIN KRAUS
Kevin Kraus
Chief Financial Officer (Principal Financial Officer)